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                                                                EXHIBIT 24

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on August 11, 1997.

                                       CNA SURETY CORPORATION

                                       By: /s/ Mark Vonnahme
                                          -----------------------------------
                                          Mark Vonnahme
                                          President and Chief Executive Officer

     Each person whose signature appears below hereby appoints Mark Vonnahme and Enid Tanenhaus and each of them severally, acting alone and without the other, his true and lawful attorney-in-fact with authority to execute in the name of each such person, and to file with the Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, any and all amendments (including without limitation post-effective amendments) to this Registration Statement necessary or advisable to enable the Registration Statement to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the Registration Statement as the aforesaid attorney-in-fact executing the same deems appropriate.

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


/s/ David T. Cumming                                            6  August 1997
-------------------------       -------------------------       --------------
    David T. Cumming                    Director                    (Date)

/s/ Mark Vonnahme                                               6  August 1997
-------------------------       -------------------------       --------------
    Mark Vonnahme               Director, President and             (Date)
                                Chief Executive Officer

/s/ Peter E. Jokiel                                            11 August 1997
-------------------------       -------------------------       --------------
     Peter E. Jokiel            Director and                        (Date)
                                Chief Financial Officer